Exhibit 99.1
Certara Reports Preliminary First Quarter 2025 Financial Results;
Announces $100 Million Share Repurchase Authorization
Reiterates Full-Year 2025 Guidance
Arsenal Capital Partners agrees to a one-year lock-up

RADNOR, PA — April 14, 2025 - Certara, Inc. (Nasdaq: CERT), a global leader in model-informed drug development, today announced expected revenue and bookings for the first quarter of 2025 based upon a preliminary review of first quarter results. Additionally, the company announced that its Board of Directors has authorized a stock repurchase program under which the company may repurchase up to $100 million of its outstanding common stock.

“We are pleased with our first quarter performance, driven by strong commercial execution and demand for our software and services,” said William F. Feehery, Chief Executive Officer. “We are committed to creating shareholder value over the long term at Certara. The Board’s recent $100 million repurchase authorization reflects continued confidence in our strategy and the investments we are making using AI across the Certara platform. We are encouraged by the robust interest in our solutions from customers and are focused on executing our 2025 commercial and R&D goals.”

The company also announced that Arsenal Capital Partners has agreed to a one-year lock-up on the sale of shares acquired by Arsenal and affiliates from EQT in a December 2022 transaction. “Arsenal has been an investor in Certara since 2013. We are very proud of the contribution Certara has made to the development and acceptance of Model Informed Drug Discovery. Arsenal is committed to supporting Certara’s continued investment in the science and technologies necessary to enhance safe and effective pharmaceutical development for the benefit of patients around the world,” said Steve McLean, Senior Partner, Healthcare Group at Arsenal Capital Partners.

Preliminary financials for the first quarter of 2025 are expected to be as follows:
•Revenue of $106.0 million, compared to $96.7 million in the first quarter of 2024, representing growth of 10%.
◦Software revenue of $46.4 million, compared to $39.3 million in the first quarter of 2024, representing growth of 18%.
◦Services revenue of $59.6 million, compared to $57.3 million in the first quarter of 2024, representing growth of 4%.
•Bookings of $118.0 million, compared to $105.8 million in the first quarter of 2024, representing growth of 12%.
◦Software bookings of $40.6 million, compared to $33.1 million in the first quarter of 2024, representing growth of 22%.
◦Services bookings of $77.4 million, compared to $72.7 million in the first quarter of 2024, representing growth of 7%.
•Preliminary revenue and bookings include Chemaxon revenue of $5.9 million and bookings of $4.9 million.
•Adjusted EBITDA1 in the range of $33-$35 million, compared to $29.1 million in the first quarter of 2024, representing growth of 13-20%.

These preliminary first quarter results are unaudited and subject to the finalization of the company’s regular financial and accounting procedures. As a result, these preliminary estimates may differ from the actual results that will be reflected in the company’s consolidated financial statements for the first quarter when they are completed and publicly disclosed, and any changes may be material. The Company’s expectations with respect to its unaudited results for the periods discussed above are based on management’s current estimates.

2025 Financial Outlook
Certara is reiterating its guidance for the full year 2025:
•Full year 2025 revenue to be in the range of $415 million to $425 million.
•Full year adjusted EBITDA1 margin to be in the range of 30-32%.
•Full year adjusted diluted earnings per share is expected to be in the range of $0.42 - $0.46.
•Fully diluted shares are expected to be in the range of 162 million to 164 million.

Update on Regulatory Services Strategic Review
Certara has continued to pursue a strategic evaluation of the regulatory services business. Following public announcement of the internal business review, the company has engaged in discussions with several external parties regarding the regulatory services business. At this time, those discussions remain preliminary.

First Quarter Earnings Webcast and Conference Call Details
Certara will host a conference call on May 5, 2025, at 5:00 p.m. ET to discuss its first quarter 2025 financial results. Investors interested in listening to the conference call are required to register online in advance of the call. A live and archived webcast of the event will be available on the “Investors” section of the Certara website at https://ir.certara.com.

1.) A reconciliation of adjusted EBITDA margin to net income margin (loss) and adjusted diluted earnings per share to diluted earnings per share has not been provided in the outlook included herein as the quantification of certain items included in the calculation of GAAP net income (loss) and earnings per share cannot be calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for equity-based compensation expense requires additional inputs such as number of shares granted and market price that are not currently ascertainable. For the same reasons, the company is unable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and potentially significant, impact on its future GAAP financial results. See "Forward-Looking Statements" and "A Note on Non-GAAP Financial Measures."

About Certara
Certara accelerates medicines using proprietary biosimulation software, technology and services to transform traditional drug discovery and development. Its clients include more than 2,400 biopharmaceutical companies, academic institutions, and regulatory agencies across 70 countries.

Please visit our website at www.certara.com. We intend to use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD.
Such disclosures will be included in the Investor Relations section of our website at https://ir.certara.com. Accordingly, investors should monitor such portion of our website, in addition to following our press releases, Securities and Exchange Commission filings and public conference calls and webcasts.

Forward-Looking Statements

This press release contains certain statements that constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, with respect to the company’s estimated first quarter 2025 results, our 2025 commercial and R&D goals, statements regarding our share repurchase authorization and statements regarding Arsenal’s ability to sell shares of our common stock. These statements typically contain words such as “believe,” “may,” “potential,” “will,” “plan,” “could,” “estimate,” “expects” and “anticipates” or the negative of these words or other similar terms or expressions. Any statement in this press release that is not a statement of historical fact is a forward-looking statement and involves significant risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot provide any assurance that these expectations will prove to be correct. You should not rely upon forward-looking statements as predictions of future events and actual results, events, or circumstances. Actual results may differ materially from those described in the forward-looking statements and are subject to a variety of assumptions, uncertainties, risks and factors that are beyond our control, including any deceleration in, or resistance to, the acceptance of model-informed biopharmaceutical discovery and development; our ability to compete within our market; changes or delays in government regulation relating to the biopharmaceutical industry; trends in research and development (“R&D”) spending, the use of third parties by biopharmaceutical companies and a shift toward more R&D occurring at smaller biotechnology companies; consolidation within the biopharmaceutical industry; our ability to successfully increase our customer base, expand our relationships and the products and services we provide, and enter new markets; our ability to retain key personnel or recruit additional qualified personnel; risks related to the mischaracterization of our independent contractors; any delays or defects in our release of new or enhanced software or other biosimulation tools; issues relating to the use of artificial intelligence and machine learning in our products and services; failure of our existing customers to renew their software licenses or any delays or terminations of contracts or reductions in scope of work by our existing customers; risks related to our contracts with government customers, including the ability of third parties to challenge our receipt of such contracts; our ability to sustain historic growth rates; any future acquisitions and our ability to successfully integrate such acquisitions; the accuracy of our addressable market estimates; our ability to successfully operate a global business; adverse global economic conditions; our ability to comply with applicable anti-corruption, trade compliance and economic sanctions laws and regulations; risks related to litigation against us; the adequacy of our insurance coverage and our ability to obtain adequate insurance coverage in the future; our ability to perform our services in accordance with contractual requirements, regulatory standards and ethical considerations; the loss of more than one of our major customers; the ability or inability of our bookings to accurately predict our future revenue and our ability to realize the anticipated revenue reflected in our bookings; any disruption in the operations of the third-party providers who host our software solutions or any limitations on their capacity or interference with our use; our ability to reliably meet our data storage and management requirements, or the experience of any failures or interruptions in the delivery of our services over the internet; any unauthorized access to or use of customer or other proprietary or confidential data or other breach of our cybersecurity measures; the occurrence of natural disasters, pandemics, epidemic diseases, and public health crises, which may result in delays or cancellations of customer contracts or decreased utilization by our employees; our ability to comply with the terms of any licenses governing our use of third-party open source software utilized in our software solutions; our ability to comply with applicable privacy and cybersecurity laws; our ability to adequately enforce or defend our ownership and use of our intellectual property and other proprietary rights; any allegations that we are infringing, misappropriating or otherwise violating a third party’s intellectual property rights; our ability to meet the obligations under our current or future indebtedness as they become due; any limitations on our ability to pursue our business strategies due to restrictions under our current or future indebtedness or inability to comply with any restrictions under such indebtedness; any impairment of goodwill or other intangible assets; the accuracy of our estimates and judgments relating to our critical accounting policies and any changes in financial reporting standards or interpretations; any inability to design, implement, and maintain effective internal controls when required by law, or inability to timely remediate internal controls that are deemed ineffective; and the other factors detailed under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Special Note Regarding Forward-Looking Statements” and elsewhere in our Securities and Exchange Commission (“SEC”) filings, and reports, including the Form 10-K filed by the company with the SEC on February 26, 2025, and subsequent reports filed with the SEC. Any forward-looking statements speak only as of the date of this release and, except to the extent required by applicable securities laws, we expressly disclaim any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events.

Repurchases of shares of the company’s common stock may be conducted through open market purchases or privately negotiated transactions in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including through trading plans pursuant to Rule 10b5-1 under the Exchange Act. The actual timing and amount of future repurchases are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors. The stock repurchase program does not obligate the company to acquire any particular amount of common stock, and the program may be suspended or terminated at any time by the company at its discretion without prior notice.

A Note on Non-GAAP Financial Measures

This press release contains “non-GAAP measures” which are financial measures that either exclude or include amounts that are not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Specifically, the company makes use of the non-GAAP financial measures adjusted EBITDA, adjusted EBITDA margin and adjusted diluted earnings per share, which are not a recognized metrics under GAAP. These measures should not be considered an alternative to net income (loss), net income (loss) margin or diluted earnings per share derived in accordance with GAAP and should not be considered a measure of discretionary cash available to the company to invest in the growth of its business. The presentation of this measure has limitations as an analytical tool and should not be considered in isolation, or as a substitute for the company’s results as reported under GAAP. Because not all companies use identical calculations, the presentations of these measures may not be comparable to other similarly titled measures of other companies and can differ significantly from company to company.

Management uses non-GAAP measures such as adjusted EBITDA, adjusted EBITDA margin and adjusted diluted earnings per share to measure and assess the performance of the company’s business, to evaluate the effectiveness of its business strategies, to make budgeting decisions, to make certain compensation decisions, and to compare the company’s performance against that of other peer companies using similar measures. In addition, management believes these metrics provide useful measures for period-to-period comparisons of the company’s business, as they remove the effect of certain non-cash expenses and other items not indicative of its ongoing operating performance.

Management believes that disclosing adjusted EBITDA adjusted EBITDA margin and adjusted diluted earnings per share is helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical periods. In addition, these non-GAAP measures are frequently used by analysts, investors, and other interested parties to evaluate and assess performance.

Adjusted EBITDA represents net income excluding interest expense, provision (benefit) for income taxes, depreciation and amortization expense, intangible asset amortization, equity-based compensation expense, goodwill impairment, change in fair value of contingent consideration, acquisition and integration expense and other items not indicative of our ongoing operating performance. Adjusted diluted earnings per share excludes the effect of equity-based compensation expense, amortization of acquisition-related intangible assets, goodwill impairment, change in fair value of contingent consideration, acquisition and integration expense, and other items not indicative of our ongoing operating performance as well as income tax provision adjustment for such charges.

In evaluating adjusted EBITDA, adjusted EBITDA margin and adjusted diluted earnings per share, you should be aware that in the future the Company may incur expenses similar to those eliminated in this presentation and this presentation should not be construed as an inference that future results will be unaffected by unusual items.

Contacts:
Investor Relations Contact:
David Deuchler
Gilmartin Group
ir@certara.com

Media Contact:
Alyssa Horowitz
Pan Communications
certara@pancomm.com